UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

SL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 727-1500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of shareholders of SL Industries, Inc. (the “Company”) at the Annual Meeting of Shareholders held on May 9, 2013 (the “Annual Meeting”): (i) the election of five directors of the Company, each to serve until the annual meeting of shareholders in 2014 or until their respective successors have been duly elected and qualified; (ii) approval of an advisory resolution regarding the compensation of the Company’s named executive officers; (iii) approval of an advisory resolution on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers; (iv) approval to change the Company’s state of incorporation from New Jersey to Delaware through a migratory merger with SL Industries, Inc., a Delaware corporation and wholly owned subsidiary of the Company, as provided by the form Agreement and Plan of Merger between the Company and SL Industries, Inc., a Delaware corporation; and (v) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The total number of shares of the Company’s Common Stock voted in person or by proxy at the Annual Meeting was 3,846,440, representing approximately 92.93% of the 4,139,051 shares outstanding and entitled to vote at the Annual Meeting.  Each director nominee was elected, the vote to set the frequency of the shareholder vote on executive compensation was for every one year, and each other matter submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote.

Set forth below is the number of votes cast for, against or withheld, as well as the number of broker non-votes and abstentions as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

1.           Election of Directors.

Nominee	For	Withheld	Broker Non-Votes
Avrum Gray	3,425,600	32,692	368,148
Glen M. Kassan	3,411,446	46,846	368,148
Warren G. Lichtenstein	3,212,150	246,142	368,148
James A. Risher	3,425,490	32,802	368,148
Mark E. Schwarz	3,222,576	235,716	368,148

2.           Approval of an advisory resolution regarding the compensation of Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
2,549,318	50,558	858,416	368,148

3.	Approval of an advisory resolution on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers.

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
2,478,219	7,825	109,411	862,837	368,148

4.
Approval to change the Company’s state of incorporation from New Jersey to Delaware through a migratory merger with SL Industries, Inc., a Delaware corporation and wholly owned subsidiary of the Company, as provided by the form Agreement and Plan of Merger between the Company and SL Industries, Inc., a Delaware corporation.

For	Against	Abstain	Broker Non-Votes
3,449,205	7,941	1,146	368,148

5.	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
3,807,995	34,254	4,191	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL Industries, Inc.
(Registrant)

Date: May 9, 2013

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer